                                                                      Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Louis C. Camilleri and Charles R. Wall, or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these Present.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 27th day of February, 2002.

                                        /s/ ELIZABETH E. BAILEY
                                        ________________________________________
                                        Elizabeth E. Bailey

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Louis C. Camilleri and Charles R. Wall, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these Present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2002.

                                        /s/ HAROLD BROWN
                                        ________________________________________
                                        Harold Brown

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Louis C. Camilleri and Charles R. Wall, or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these Present.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 27th day of February, 2002.

                                        /s/ JANE EVANS
                                        ________________________________________
                                        Jane Evans

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Louis C. Camilleri and Charles R. Wall, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these Present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2002.

                                        /s/ J. DUDLEY FISHBURN
                                        ________________________________________
                                        J. Dudley Fishburn

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Louis C. Camilleri and Charles R. Wall, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these Present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2002.

                                        /s/ CARLOS SLIM HELU
                                        ________________________________________
                                        Carlos Slim Helu

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Louis C. Camilleri and Charles R. Wall, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these Present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2002.

                                        /s/ ROBERT E. R. HUNTLEY
                                        ________________________________________
                                        Robert E. R. Huntley

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Louis C. Camilleri and Charles R. Wall, or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these Present.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 27th day of February, 2002.

                                        /s/ BILLIE JEAN KING
                                        ________________________________________
                                        Billie Jean King

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Louis C. Camilleri and Charles R. Wall, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these Present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2002.

                                        /s/ RUPERT MURDOCH
                                        ________________________________________
                                        Rupert Murdoch

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Louis C. Camilleri and Charles R. Wall, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these Present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2002.

                                        /s/ JOHN D. NICHOLS
                                        ________________________________________
                                        John D. Nichols

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Louis C. Camilleri and Charles R. Wall, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these Present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2002.

                                        /s/ LUCIO A. NOTO
                                        ________________________________________
                                        Lucio A. Noto

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Louis C. Camilleri and Charles R. Wall, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these Present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2002.

                                        /s/ WILLIAM H. WEBB
                                        ________________________________________
                                        William H. Webb

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Louis C. Camilleri and Charles R. Wall, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these Present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2002.

                                        /s/ STEPHEN M. WOLF
                                        ________________________________________
                                        Stephen M. Wolf